                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                         BATTLE MOUNTAIN GOLD COMPANY
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                                                                   July 9, 1996



                          BATTLE MOUNTAIN GOLD COMPANY
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 15, 1996

DEAR STOCKHOLDER:

THE ANNUAL MEETING OF BATTLE MOUNTAIN GOLD COMPANY WILL BE HELD ON JULY 15, 1996, ONLY A FEW DAYS AWAY. YOUR VOTE IS EXTREMELY IMPORTANT!

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT STOCKHOLDERS VOTE FOR ALL PROPOSALS.

SINCE TIME IS SHORT AND YOUR VOTE IS IMPORTANT, WE HAVE ESTABLISHED A METHOD TO ENABLE YOU TO VOTE VIA TOLL-FREE PROXYGRAM. TO BE SURE YOUR VOTE IS RECEIVED IN TIME, YOU ARE REQUESTED TO VOTE BY USING THE TOLL-FREE PROXYGRAM PROCEDURE. PLEASE FOLLOW THE SIMPLE STEPS LISTED BELOW. WE THANK YOU FOR YOUR CONSIDERATION AND SUPPORT.

                          BATTLE MOUNTAIN GOLD COMPANY

     TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF BATTLE MOUNTAIN GOLD
                  COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!!!

                                  INSTRUCTIONS

1. Call toll-free 1-800-437-7699 between 8:00 a.m. and 12 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4142, Battle Mountain Gold Company.

3.   State your name, address and telephone number.

4. State your bank or broker at which your shares are held and your control number as shown below.

                           Name:              <NA.1>
                           Broker:            <Broker>
                           Control number:    <ControlNum>
                           Number of shares:  [SHARES]

If you need assistance in voting, call our solicitor, Georgeson & Company Inc. at 1-800-222-2064.

                                    PROXY

                         BATTLE MOUNTAIN BOLD COMPANY


             Proxy Solicited on Behalf of the Board of Directors
        Annual Meeting of Stockholders to be held Monday, July 15, 1996


     The undersigned hereby appoints Joseph L. Masur, R. Dennis O'Connell and Robert J. Quinn, jointly and severally, proxies, with full power of substitution and with discretionary authority, to represent and to vote, as designated below, all shares of Common Stock which the undersigned is entitled to vote at the 1996 annual meeting of stockholders of Battle Mountain Gold Company, or any adjournment or postponement thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

1. Election of Directors

   ( ) FOR all nominees listed   ( ) WITHHOLD AUTHORITY to   ( ) * EXCEPTIONS
       below                         vote for all nominees
                                     listed below

Nominees:  Charles E. Childers, Karl E. Elers, Kenneth R. Werneburg

* (INSTRUCTIONS FOR EXCEPTIONS: To withhold authority to vote for any individual nominee, give that nominee's name to the operator.)

2. PROPOSAL TO APPROVE AND ADOPT THE COMBINATION AGREEMENT effective as of March 11, 1996 by and between the Company and Hemlo Gold Mines Inc. and the transactions contemplated thereby, including the amendment of the Company's Restated Articles of Incorporation.

     ( ) FOR           ( ) AGAINST           ( ) ABSTAIN

3. PROPOSAL TO AMEND THE COMPANY'S 1994 LONG-TERM INCENTIVE PLAN.

     ( ) FOR           ( ) AGAINST           ( ) ABSTAIN

4. PROPOSAL TO RATIFY THE APPOINTMENT of Price Waterhouse LLP as the Company's independent accountants in 1996.

     ( ) FOR           ( ) AGAINST           ( ) ABSTAIN

5. In their discretion, the proxies are authorized to vote upon any other business as may properly come before the annual meeting.